                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2002


                               Arch Wireless, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 000-23232/001-14248           31-1358569
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                File Numbers)          Identification No.)

         1800 West Park Drive, Suite 250
                 Westborough, MA                                01581
-------------------------------------------------      -------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of Arch Wireless, Inc. (the "Registrant"), filed an involuntary petition against AWCI on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, AWCI consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under Chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. The Registrant and its domestic subsidiaries are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

     The Registrant and its domestic subsidiaries filed a Joint Plan of Reorganization with the Bankruptcy Court on January 15, 2002, and filed a Disclosure Statement with respect to the Joint Plan of Reorganization with the Bankruptcy Court on January 18, 2002.

     On March 11, 2002, the Registrant and its domestic subsidiaries filed a First Amended Joint Plan of Reorganization (the "Amended Plan") and a Disclosure Statement to the Amended Plan (the "Amended Disclosure Statement") with the Bankruptcy Court. The Amended Plan and the Amended Disclosure Statement are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 2.2, respectively, and the information contained in the Amended Plan and Amended Disclosure Statement is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

    EXHIBIT NO.     DESCRIPTION
    -----------     -----------

       2.1 Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated March 8, 2002.

       2.2          Disclosure Statement, dated March 8, 2002, pursuant to
                    Section 1125 of the Bankruptcy Code with respect to Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2002                   ARCH WIRELESS, INC.


                                        By: /s/ J. Roy Pottle
                                           -------------------------------------
                                            Name:  J. Roy Pottle
                                            Title: Executive Vice President and
                                                   Chief Financial Officer





                                  EXHIBIT INDEX


 EXHIBIT NO.        DESCRIPTION
 -----------        -----------

    2.1 Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated March 8, 2002.

    2.2             Disclosure Statement, dated March 8, 2002, pursuant to
                    Section 1125 of the Bankruptcy Code with respect to Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.